UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                    February 24, 2017

OCEANEERING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-10945 (Commission File Number)	95-2628227 (IRS Employer Identification No.)

11911 FM 529 Houston, TX (Address of principal executive offices)	77041 (Zip Code)

Registrant's telephone number, including area code: (713) 329-4500

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Compensatory Arrangements
On February 24, 2017, the Compensation Committee (the "Compensation Committee") of the Board of Directors (the "Board") of Oceaneering International, Inc. ("Oceaneering" or "us") granted awards of performance units and restricted stock units under Oceaneering's Amended and Restated 2010 Incentive Plan (the "Incentive Plan") to various employees, including certain of Oceaneering's executive officers.
The following table sets forth information regarding the performance units and restricted stock units awarded to each of the below-indicated executive officers of Oceaneering listed in the "Summary Compensation Table" in Oceaneering's proxy statement for its 2016 annual meeting of shareholders (the "2016 Proxy Statement") as a named executive officer (the "Named Executive Officers"), as well as to Mr. Alan R. Curtis, our principal financial officer since January 1, 2016, and Mr. W. Cardon Gerner, both of whom are expected to be listed as named executive officers in Oceaneering's proxy statement for its 2017 annual meeting of shareholders (the "2017 Proxy Statement"). Mr. Kevin F. Kerins is omitted from the following table due to his retirement as of December 31, 2016.

Name and Position	Number of Performance Units (1)(2)	Number of Restricted Stock Units (1)(3)
M. Kevin McEvoy (4)	—	—
Chief Executive Officer
Roderick A. Larson	9,075	22,693
President
Clyde W. Hewlett	6,739	16,852
Chief Operating Officer
Alan R. Curtis	4,140	10,353
Senior Vice President and Chief Financial Officer
W. Cardon Gerner (5)	—	—
Senior Vice President and Chief Accounting Officer
Marvin J. Migura	1,620	4,051
Senior Vice President

(1)
The performance units and restricted stock units are scheduled to vest in full on the third anniversary of the award date, subject to earlier vesting on: (a) an employee's attainment of retirement age, resulting in vesting on a pro-rata basis over three years, as in the cases of Messrs. Hewlett and Migura, who have each attained retirement age; or (b) the termination or constructive termination of an employee's employment in connection with a change of control or due to death or disability.

(2)
The number of performance units shown represents units with an initial notional value of $100 and is not equivalent to a number of shares of Oceaneering common stock. The Compensation Committee has approved specific financial goals and performance measures based on cumulative earnings before interest, taxes, depreciation and amortization, or EBITDA, and relative total shareholder return, or TSR, for the three-year period from January 1, 2017 through December 31, 2019, to be used as the basis for the final value of the performance units awarded under the Incentive Plan. Relative TSR is determined by comparing Oceaneering's TSR for the three-year performance period to the TSR for such period of the other companies identified in the form of performance unit award agreement. The final value of each performance unit may range from $0 to $200. Upon settlement, the value of the performance units will be payable in cash.

(3)	Each restricted stock unit represents the equivalent of one share of Oceaneering common stock. Settlement of the restricted stock units will be made in shares of Oceaneering common stock.

(4)
Mr. McEvoy has elected to forego performance unit and restricted stock unit awards as a consequence of his intention to retire as Chief Executive Officer immediately following Oceaneering's 2017 annual meeting of shareholders.

(5)
Mr. Gerner has elected to forego performance unit and restricted stock unit awards in 2017 and 2018 in consideration of entering into a retention agreement with Oceaneering approved by the Compensation Committee. The retention agreement provides for the payment of up to $300,000 in installments to Mr. Gerner, subject to his continued employment with Oceaneering through at least December 31, 2018.

In addition, on February 24, 2017, the Board: (1) granted awards of 6,000 shares of restricted stock under the Incentive Plan to, and approved 2017 base annual cash retainers of $70,000 for, each of the following nonemployee directors of Oceaneering: Messrs. William B. Berry, T. Jay Collins, D. Michael Hughes, Paul B. Murphy, Jr., Jon Erik Reinhardsen and Steven A. Webster; and (2) granted an award of 9,000 shares of restricted stock under the Incentive Plan to, and approved a 2017 annual cash retainer of $105,000 for, Mr. John R. Huff, Chairman of the Board. The restricted stock awards are scheduled to vest in full on the first anniversary of the award date for Messrs. Berry, Collins, Huff, Murphy, Reinhardsen and Webster, and on the retirement from his position as a director of Oceaneering for Mr. Hughes, provided that such retirement is not before the date of the 2017 annual meeting of shareholders of Oceaneering; and further provided that all awards are subject to: (a) earlier vesting on a change of control or the termination of the director's service due to death; and (b) such other terms as are set forth in the award agreements.
All cash retainers are payable on a quarterly basis. Base cash retainers are supplemented by cash retainers payable to the chairmen of the committees of the Board, which remain unchanged at annual amounts of $15,000 for the Chairman of the Audit Committee, $8,000 for the Chairman of the Compensation Committee and $8,000 for the Chairman of the Nominating and Corporate Governance Committee.
The Compensation Committee approved the grant of an aggregate of 100,694 performance units and 407,673 restricted stock units, and the Board approved the grant of an aggregate of 45,000 shares of restricted stock, including the awards referenced in the table and the discussion above. Those awards were made to a total of 346 Incentive Plan participants.
In addition, the Compensation Committee approved: (1) the form of 2017 Performance Unit Agreement, including 2017 Performance Award: Goals and Measures, that will govern the terms and conditions of the performance unit awards made to Oceaneering's executive officers and other employees; and (2) the form of 2017 Restricted Stock Unit Agreement that will govern the terms and conditions of restricted stock unit awards made to Oceaneering's executive officers and other employees. The Board approved the forms of 2017 Nonemployee Director Restricted Stock Agreement that will govern the terms and conditions of restricted stock awards made to Oceaneering’s nonemployee directors.
The foregoing descriptions of the awards under the Incentive Plan are not complete and are qualified by reference to the complete agreements, which are attached as exhibits to this report and incorporated by reference into this Item.
On February 24, 2017, the Compensation Committee approved the payment of bonuses awarded in 2016 under the Incentive Plan to various employees. However, the Compensation Committee did not approve any payment of bonuses under the Incentive Plan to any of the Named Executive Officers or to Mr. Curtis or Mr. Gerner, as explained below. The Compensation Committee had previously established performance goals for the year ended December 31, 2016 to be used as the basis for determining the final value, if any, of annual cash bonus awards approved under the Incentive Plan (the "2016 Annual Cash Bonus Award Program"). For executives with company-wide responsibility, such as Messrs. McEvoy, Larson, Hewlett, Curtis, Gerner and Migura, achievement was measured by Oceaneering's net income for calendar year 2016; and for executives with profit center responsibilities, achievement was measured for calendar year 2016 50% by Oceaneering's net income and 50% by the operating income of the respective service or product lines for which they had responsibility. As the Compensation Committee determined that the threshold levels of attainment of such performance goals were not achieved in 2016, no bonus payments were approved under the 2016 Annual Cash Bonus Award Program to the Named Executive Officers, Mr. Curtis or Mr. Gerner.
On February 24, 2017, the Compensation Committee set the annual base salaries for the Named Executive Officers (except Mr. Kerins) and Messrs. Curtis and Gerner as follows:

Name	2017 Base Salary
M. Kevin McEvoy	$715,000
Roderick A. Larson	$550,000
Clyde W. Hewlett	$432,000
Alan R. Curtis	$345,000
W.Cardon Gerner	$325,000
Marvin J. Migura	$300,000
On February 24, 2017, the Compensation Committee approved a performance-based 2017 Annual Cash Bonus Award Program under the Incentive Plan, with payments to be made no later than March 15, 2018. Bonuses under this program for executive officers will be determined by reference to Oceaneering's consolidated earnings before interest, taxes, depreciation and amortization, or EBITDA, subject to reduction if certain quality, health, safety and environmental performance measures are not fully satisfied, for the year ending December 31, 2017. Under this program, the target and maximum possible bonuses for the Named Executive Officers (except Mr. Kerins) and Messrs. Curtis and Gerner, each as a percentage of such officer's base salary for 2017, are as follows:

Name	Target Bonus as a Percentage of Base Salary	Maximum Bonus as a Percentage of Base Salary
M. Kevin McEvoy (1)	—%	—%
Roderick A. Larson	125%	250%
Clyde W. Hewlett	100%	200%
Alan R. Curtis	75%	150%
W.Cardon Gerner	70%	140%
Marvin J. Migura	125%	250%

(1)
Mr. McEvoy has elected to forego an annual cash bonus award as a consequence of his intention to retire as Chief Executive Officer immediately following Oceaneering's 2017 annual meeting of shareholders.

A summary of the 2017 Annual Cash Bonus Award Program is attached as an exhibit to this report and incorporated by reference into this Item.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits.
The following are being furnished as exhibits to this report.

10.1	Form of 2017 Performance Unit Agreement, including 2017 Performance Award: Goals and Measures
10.2	Form of 2017 Restricted Stock Unit Agreement
10.3	Form of 2017 Nonemployee Director Restricted Stock Agreement
10.4	2017 Nonemployee Director Restricted Stock Agreement for Mr. Hughes
10.5	2017 Annual Cash Bonus Award Program Summary
10.6	Retention Agreement dated February 24, 2017 for Mr. Gerner

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANEERING INTERNATIONAL, INC.

Date:	February 27, 2017	By:	/S/ DAVID K. LAWRENCE
David K. Lawrence
Senior Vice President, General Counsel
and Secretary

Exhibit Index

No.	Description

10.1	Form of 2017 Performance Unit Agreement, including 2017 Performance Award: Goals and Measures
10.2	Form of 2017 Restricted Stock Unit Agreement
10.3	Form of 2017 Nonemployee Director Restricted Stock Agreement
10.4	2017 Nonemployee Director Restricted Stock Agreement for Mr. Hughes
10.5	2017 Annual Cash Bonus Award Program Summary
10.6	Retention Agreement dated February 24, 2017 for Mr. Gerner